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                                                                    EXHIBIT 10.4

                            FRISBY TECHNOLOGIES, INC.
                           3195 CENTRE PARK BOULEVARD
                             WINSTON-SALEM, NC 27107



                                 April 26, 2001

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                      Re: First Amendment Warrant Agreement

Gentlemen:

           Reference is made to the Warrant Agreement, dated as of May 30, 2000 (the "Warrant Agreement"), by and between Frisby Technologies, Inc. a Delaware corporation (the "Company"), and ___________________ ("Investor"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Warrant Agreement.

           In consideration of the mutual agreements provided herein, the parties hereby amend the Warrant Agreement as follows:

     1. The reference to "800,000 warrants" in Recital A is hereby changed to "1,000,000 warrants".

     2. The first sentence of Recital B is hereby amended to read in its entirety as follows:

     "The Company desires to grant to Buyer the right to purchase ___________ [insert 125% of original number] shares of Company Common Stock on the terms and conditions set forth in this Agreement and in the Warrant Certificate (as defined in Section 1)."

     3. The definition of "Exercise Price" in Section 5(b) is hereby amended to read in its entirety as follows:

     "The price at which each Warrant is exercisable (the "Exercise Price") will be $6.00 per share of Company Common Stock, subject to adjustment pursuant to the terms hereof."

           Upon receipt of a signed copy of this First Amendment and the Warrant Certificate previously issued to Investor (the "Old Certificate"), the Company shall promptly issue a new Warrant Certificate in replacement of the Old Certificate and to evidence the additional warrants issued pursuant to this First Amendment.
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           Except as specifically amended above, the Warrant Agreement shall remain in full force and effect and is hereby ratified and confirmed.

           This Amendment shall be governed by and construed in accordance with the laws of the State of New York as in effect from time to time, without regard to any principles of choice of laws or conflicts of law.

           This Amendment may not be modified, amended, altered or supplemented except by an agreement in writing executed by the parties hereto.

           This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same instrument.

           If the foregoing is acceptable to you, please sign this Amendment below.

                                Very truly yours,

                                FRISBY TECHNOLOGIES, INC.

                                By:__________________________________
                                       Name:  Gregory S. Frisby
                                       Title:   Chairman and CEO

Agreed and Accepted as
of the date first
above written:

___________________________

By:________________________
Name:
Title: